AMENDMENT NO. 1
TO
REVOLVING CREDIT AGREEMENT

    This Amendment No. 1 to the Revolving Credit Agreement (this “Amendment”) is made and entered into as of September 8, 2025, by and among United Wholesale Mortgage, LLC, a Michigan limited liability company (the “Borrower”), and SFS Holding Corp., a Michigan corporation (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Revolving Credit Agreement (as defined below).

    WHEREAS, the Borrower and Lender are parties to that certain Revolving Credit Agreement, dated as of August 8, 2022 pursuant to which the Lender provided, in the Borrower’s favor, a $500,000,000 revolving credit facility (the “Revolving Credit Agreement”);

    WHEREAS, pursuant to Section 8.1 of the Revolving Credit Agreement, the provisions of the Revolving Credit Agreement may be amended, modified or waived, provided such amendment, modification or waiver is in writing and consented to by the Borrower and the Lender;
WHEREAS, the Borrower is party to each of (i) the 2025 Senior Notes Indenture, (ii) the 2027 Senior Notes Indenture, (iii) the 2029 Senior Notes Indenture and (iv) the 2030 Senior Notes Indenture; and

WHEREAS, the Borrower and Lender desire to amend the Revolving Credit Agreement to reflect that any payments due from the Borrower under the Revolving Credit Agreement will be subordinated in right of payment to all amounts due and outstanding under the Notes (as defined below).

    NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment to the Defined Terms. The terms defined in Annex A to the Revolving Credit Agreement are hereby amended by the inclusion of the following in appropriate alphabetical order:

“2030 Senior Notes Indenture” means the Indenture, dated December 10, 2024, by and between UWM Holdings, LLC, as issuer, United Wholesale Mortgage, LLC, as guarantor, and U.S. Bank Trust Company, National Association, as trustee.

“Note Event of Default” means the occurrence of any event defined as an event of default under the relevant Note Indenture.

“Note Indentures” means the (i) the 2025 Senior Notes Indenture, (ii) the 2027 Senior Notes Indenture, (iii) the 2029 Senior Notes Indenture, (iv) the 2030 Senior Notes Indenture and (v) any future indenture entered into by the Borrower or any Parent Entity governing the issuance or guarantee of senior unsecured notes by the Borrower or any Parent Entity.

The definition of “Notes” as defined in Annex A to the Revolving Credit Agreement is hereby amended and restated in its entirety as follows:

“Notes” means the unsecured senior notes issued pursuant to (i) the 2025 Senior Notes Indenture, (ii) the 2027 Senior Notes Indenture, (iii) the 2029 Senior Notes Indenture, (iv) the 2030 Senior Notes Indenture and (v) any other indenture entered into by the Borrower or the Parent Entity.

2.Amendment to Article VI. Article VI, Negative Covenants is hereby amended by the inclusion of new Section 6.8 as follows:

“Section 6.8 Subordination of Notes.

(a) Permitted Payments. So long as no Note Event of Default has occurred and is continuing under any Note Indenture, the Borrower may make, and the Lender shall be entitled to accept and receive payments for any amounts outstanding pursuant to this Agreement.”

(b) No Payments Upon Note Event of Default. Upon the occurrence of any Note Event of Default under any Note Indenture, and until such Note Event of Default is cured or waived, the Borrower shall not make, and the Lender shall not accept or receive, any payment for any amounts outstanding pursuant to this Agreement.”

3. Amendment to Article VII. Article VII, Events of Default and Remedies is hereby amended by inclusion of new Section 7.4 as follows:

“Section 7.4 Subordination of Remedies. Until all of the outstanding amounts due under the Notes shall have been paid in full, upon the occurrence and during the continuance of any Note Event of Default, the Lender shall not:

(a)accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any payment of interest, principal (including any prepayment), and any other amount required to be paid to the Lender with respect to this Agreement or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of the Borrower;

(b)exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of the Borrower; or

(c)commence, or cause to be commenced, or join with any creditor in commencing, any proceeding against the Borrower.”

4.Amendment to Section 8.4. Section 8.4 of the Revolving Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 8.4 Governing Law and Jurisdiction. THIS AGREEMENT, THE LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF MICHIGAN. Any action with respect to this Agreement or any matter arising out of or in connection with this Agreement shall be brought exclusively in the federal or state courts sitting in the State of Michigan. By execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of such party’s property, generally and unconditionally, the sole and exclusive jurisdiction of the aforesaid courts and appellate courts thereof.”

5.Third Party Beneficiary. The parties hereto hereby agree that their respective agreements and obligations set forth herein are solely for the benefit of each other party hereto and its respective successors and permitted assigns, in accordance with and subject to the terms of this Amendment, and that this Amendment is not intended to, and does not, confer upon any Person other than the parties hereto and their respective successors and permitted assigns any benefits, rights or remedies under or by reason of, or any rights to enforce or cause to enforce, the obligations set forth herein; provided, that each trustee under a Note Indenture is an express third party beneficiary of the Revolving Credit Agreement, as amended by this Amendment, solely for the purposes of enforcing Sections 6.8 and Section 7.4 of the Revolving Credit Agreement and shall be entitled to enforce such provisions of the Revolving Credit Agreement as if it was a party thereto and hereto so long as any Notes under such Note Indenture are outstanding.

6.Full Force and Effect. Except as specifically modified by this Amendment, all of the other terms, conditions and covenants set forth in the Revolving Credit Agreement shall remain in full force and effect in accordance with their terms.

7.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan as set forth in Section 8.4 of the Revolving Credit Agreement.

8.Miscellaneous. Each reference in the Revolving Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import referring to the Revolving Credit Agreement shall mean and be a reference to the Revolving Credit Agreement as amended by this Amendment. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic means (including “pdf” or any other electronic format that reproduces an image of the actual executed signature page) shall be as effective as delivery of a manually executed counterpart of this Amendment. The headings in this Amendment are for reference only and shall not affect the interpretation of this Amendment. If any provision of this Amendment or the application thereof to any person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Amendment and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Page Follows]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:

                        UNITED WHOLESALE MORTGAGE, LLC

                        By: /s/ Rami Hasani    ____________________
Name: Rami Hasani
                        Title: Chief Financial Officer

LENDER:

SFS HOLDING CORP.

By: /s/ Mat Ishbia    ____________________
Name: Mat Ishbia
Title: Chief Executive Officer